MONEY MARKET TRUST

Supplement to Prospectus


Please be advised that effective March 31, 1999, Federated Research, adviser to Money Market Trust, merged into Federated Investment Management Company (formerly Federated Advisers). Federated Investment Management Company is a registered investment adviser with its principal offices at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Accordingly, all references to Federated Research should be replaced with references to Federated Investment Management Company.




                                                                  March 31, 1999






[Graphic]
Federated Investors
Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com
Cusip 609900105
G00412-04 (3/99)
506261